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                               CONTRIBUTION AGREEMENT



                                       among



                  TRUST UNDER ARTICLE SIXTH U/W/O SIGMUND SOMMER,


                               ALADDIN HOLDINGS, LLC,


                              SOMMER ENTERPRISES, LLC,


                         LONDON CLUBS INTERNATIONAL, P.L.C.


                                        and


                              LONDON CLUBS NEVADA INC.




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

                                CONTRIBUTION AGREEMENT


          CONTRIBUTION AGREEMENT, dated as of this 26th day of February, 1998, between Trust Under Article Sixth u/w/o Sigmund Sommer, a New York Trust (the "Trust"), Aladdin Holdings, LLC, a Delaware limited liability company ("Aladdin Holdings"), Sommer Enterprises, LLC, a Nevada limited liability company ("Sommer Enterprises"), London Clubs International, p.l.c., a company registered in England and Wales ("LCI"), and London Clubs Nevada Inc., a Nevada corporation ("LCI Nevada").

          WHEREAS, Aladdin Gaming, LLC, a Nevada limited liability company ("Aladdin Gaming"), is entering into a Credit Agreement (the "Credit Agreement") dated as of the date hereof with a syndicate of lenders, including The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and Merrill Lynch Capital Corporation (the "Lenders");

          WHEREAS, Aladdin Gaming Holdings, LLC, a Nevada limited liability company ("Gaming Holdings"), the owner of all the issued and outstanding shares of Aladdin Gaming, is issuing discount notes (the "Discount Notes") as of the date hereof to certain persons (the "Discount Noteholders");

          WHEREAS, in connection with entering into the Credit Agreement and issuing the Discount Notes and otherwise, (a) the Trust and LCI (the "Comple-


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tion Guaranty Obligors") and Aladdin Bazaar Holdings, LLC, a Nevada limited liability company ("Bazaar"), are entering into (i) a Guaranty of Performance and Completion in favor of the Lenders dated as of the date hereof (the "Bank Completion Guaranty"), (ii) a Guaranty of Performance and Completion in favor of the Discount Noteholders dated as of the date hereof (the "Discount Note Completion Guaranty") and (iii) a Guarantee of Performance and Completion to be entered into in favor of a Contingent Guarantor after the date hereof (the "Junior Completion Guaranty" and, together with the Bank Completion Guaranty and the Discount Note Completion Guaranty, the "Completion Guaranties") pursuant to each of which the Completion Guaranty Obligors and Bazaar have joint and several obligations for certain payments in connection with the completion of the redevelopment of the Aladdin hotel and casino by Aladdin Gaming (together with the obligations of LCI and the Trust pursuant to Section 1(c), the "Completion Guaranty Obligations") and (b) Aladdin Holdings, LCI (the "Keep Well Obligors", and, together with the Completion Guaranty Obligors, the "Obligors") and Bazaar are entering into a Keep-Well Agreement in favor of the Lenders dated as of the date hereof (the "Keep Well Agreement") pursuant to which the Keep Well Obligors and Bazaar are jointly and severally liable for making certain payments in certain circumstances (the "Keep Well Obligations");


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          WHEREAS, LCI owns, indirectly (through its wholly owned subsidiary,
London Clubs Holdings Ltd.), 100% of LCI Nevada which as of the date hereof owns 25% of the issued and outstanding Common Shares of Gaming Holdings;

          WHEREAS, the Trust owns 95% of Aladdin Holdings, Aladdin Holdings owns 98.67% of Sommer Enterprises, and Sommer Enterprises directly and indirectly (through its interest in Aladdin Gaming Enterprises, Inc., a Nevada corporation ("Aladdin Enterprises")) owns 72% of the issued and outstanding Common Shares of Gaming Holdings; and

          WHEREAS, the Trust, Aladdin Holdings, Sommer Enterprises, LCI and LCI Nevada wish to enter into this Agreement to effect a sharing of (a) the Completion Guaranty Obligations in the proportion of 75% to the Trust and 25% to LCI and (b) the Keep Well Obligations in the proportion of 75% to Aladdin Holdings and 25% to LCI.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. COMPLETION GUARANTY CONTRIBUTIONS. (a) At any time a payment is required by a Completion Guaranty Obligor pursuant to a Completion Guaranty (a "Completion Guaranty Payment"), the Completion Guaranty Obligor receiving the demand for such payment under a Completion Guaranty (a "Completion Guaranty


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Demand") shall within two business days of the receipt of such Completion
Guaranty Demand give written notice to the other Completion Guaranty Obligor of the Completion Guaranty Demand and shall include in such written notice a copy of the Completion Guaranty Demand. Each Completion Guaranty Payment shall be made by LCI on the one hand, and the Trust on the other hand, in proportion to their respective Completion Guaranty Contribution Percentages (as provided in
Section 3); PROVIDED that if the Completion Guaranty Payment is required as a result of an Event of Default (as hereinafter defined) Caused (as hereinafter defined) by one of the Completion Guaranty Obligors or its Affiliates, the Completion Guaranty Obligor which Caused (or whose Affiliates Caused) such Event of Default shall make all of such Completion Guaranty Payment.

          (b) In the event that any party hereto shall receive notification from the Lenders to the effect that EBITDA (as defined in the Credit Agreement) shall be less than the Minimum EBITDA (as defined in the Credit Agreement) (such difference being referred to herein as the "EBITDA Shortfall"), LCI on the one hand, and the Trust on the other hand, shall, unless they otherwise agree, make payment in an aggregate amount equal to the EBITDA shortfall (the "EBITDA Shortfall Payment"), in proportion to their respective Completion Guaranty Contribution Percentages (as provided in Section 3).


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          (c) Without limiting Sections 1(a) and 1(b), if a Completion Guaranty
Payment or an EBITDA Shortfall Payment is required and, by reason of a failure or refusal of a Completion Guaranty Obligor to make its Completion Guaranty Payment or EBITDA Shortfall Payment as required by Section 1(a) or 1(b), is made by the other Completion Guaranty Obligor (the "Contributing Completion Guaranty Obligor") in excess of the amount such Completion Guaranty Obligor is required to pay pursuant to Section 1(a) or 1(b) (such excess, the "Completion Guaranty Excess Amount"), from the date such Excess Amount becomes past due, such Completion Guaranty Excess Amount shall be treated as a loan from the Contributing Completion Guaranty Obligor to the other Completion Guaranty Obligor (the "Non-Contributing Completion Guaranty Obligor") and shall accrue interest as provided in Section 4.

          2. KEEP WELL CONTRIBUTIONS. (a) At any time a payment is required by a Keep Well Obligor pursuant to the Keep Well Agreement (a "Keep Well Payment"), the Keep Well Obligor receiving the demand for such payment under the Keep Well Agreement (a "Keep Well Demand") shall within two business days of the receipt of such Keep Well Demand give written notice to the other Keep Well Obligor of the Keep Well Demand and shall include in such written notice a copy of the Keep Well Demand. A Keep Well Payment shall be made by LCI, on the one hand, and Aladdin Holdings, on the other hand, in proportion to their respec-


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tive Keep Well Contribution Percentages (as provided in Section 3); PROVIDED that if the Keep Well Payment is required as a result of an Event of Default Caused by one of the Keep Well Obligors or its Affiliates, the Keep Well Obligor which Caused (or whose Affiliates Caused) such Event of Default shall make all of such Keep Well Payment.

          (b) If the aggregate distributions at any time on the Series B Preferred Shares in Gaming Holdings ("Series B Shares") are less than the aggregate payments which would have been required to be made by Aladdin Gaming under the Credit Agreement in respect of such amount had such debt under the Credit Agreement not been repaid or partially repaid pursuant to the Keep Well Agreement with the amounts in respect of which the Series B Shares were issued (such shortfall, a "Series B Distribution Shortfall"), the parties acknowledge that they should bear the economic burden of such Series B Distribution Shortfall in the proportion of 25 percent for LCI and 75 percent for Aladdin Holdings. Accordingly, in the event of a Series B Distribution Shortfall, within thirty days of receipt of written notice from LCI requesting a payment in respect thereof, Aladdin Holdings shall pay to LCI Nevada 75 percent of (i) the Series B Distribution Shortfall multiplied by (ii) the number of Series B Shares held by LCI Nevada, divided by (iii) the total issued and outstanding Series B Shares, and upon and in consideration for such payment LCI Nevada shall transfer to Sommer Enterprises one Series B Preferred Share for each


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$100 paid by Aladdin Holdings; PROVIDED that no such payment shall be required to the extent that the Series B Distribution Shortfall is not paid by Gaming Holdings due to restrictions on distributions to Gaming Holdings by Aladdin Gaming in the Credit Agreement or related arrangements with the Lenders or restrictions on distributions by Gaming Holdings to the members of Gaming Holdings in the arrangements in respect of the Discount Notes.

          (c) Without limiting Sections 2(a) and (b), if a Keep Well Payment is required and, by reason of a failure or refusal of a Keep Well Obligor to make its Keep Well Payment as required by Section 2(a), is made by the other Keep Well Obligor (the "Contributing Keep Well Obligor") in excess of the amount such Keep Well Obligor is required to pay pursuant to Section 2(a) (such excess, the "Keep Well Excess Amount"), from the date such Excess Amount becomes past due, such Keep Well Excess Amount shall be treated as a loan from the Contributing Keep Well Obligor to the other Keep Well Obligor (the "Non-Contributing Keep Well Obligor") and interest shall accrue as provided in Section 4.

          (d) Notwithstanding any other provision of this Agreement, in no event shall this Agreement create any liability or obligation whatsoever on the part of the Trust in respect of the Keep Well Obligations.

          3. CONTRIBUTION PERCENTAGE As used in this Agreement, the "Contribution Percentage" shall mean for all purposes hereof, and whether or not


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there are changes in the Percentage Interests (as defined in the Operating
Agreement of Gaming Holdings) of LCI Nevada or Sommer Enterprises (a) 75% in the case of the Trust or Aladdin Holdings (as the case may be) and (b) 25% in the case of LCI.

          4. INTEREST. (a) Any Completion Guaranty Excess Amount or Keep Well Excess Amount (an "Excess Amount") not paid by the Non-Contributing Completion Guaranty Obligor or Non-Contributing Keep Well Obligor (a "Non-Contributing Obligor") on or before the time that the relevant Completion Guaranty Payment or Keep Well Payment is due (the "Due Date") shall, without limiting any rights of the Contributing Completion Guaranty Obligor or Contributing Keep Well Obligor (a "Contributing Obligor") or its Affiliates to recover such Excess Amount, be treated as a loan from the Contributing Obligor to the Non-Contributing Obligor and shall be subject to interest from the Due Date at the rate of twenty percent per annum; PROVIDED that no such interest shall accrue during any period that there is an Event of Default in existence which was Caused by the Contributing Obligor or its Affiliates.

          (b) Any payment from the Non-Contributing Obligor or its Affiliates to the Contributing Obligor or its Affiliates under this Agreement shall be first be applied to payment of any interest accrued under this Section 4 on the relevant loan and then to payment of the principal of such loan.


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

          5. SECURITY INTEREST. (a) As security for the prompt and complete payment and performance in full of the obligations of a Non-Contributing Obligor under this Agreement, in addition to any security interest granted under the Operating Agreement of Gaming Holdings, to the extent permitted by the arrangements with the Lenders in respect of the Credit Agreement, the arrangements with the Discount Noteholders in respect of the Discount Notes, and related arrangements in respect of each of the foregoing and otherwise at law (including, without limitation, the Nevada gaming laws):

          (i) in respect of when LCI is the Non-Contributing Obligor, LCI Nevada hereby grants to the Contributing Obligor a security interest in and continuing lien on all of LCI Nevada's rights to distributions on any common shares in Gaming Holdings; and

          (ii) in respect of when the Trust or Aladdin Holdings is the Non-Contributing Obligor, Sommer Enterprises hereby grants to the Contributing Obligor a security interest in and continuing lien on all of Sommer Enterprises' rights to distributions on any common shares in Gaming Holdings and all of Sommer Enterprises' rights to distributions on any class A voting common stock or class B non-voting common stock in Aladdin Enterprises;

          PROVIDED that such security interest and continuing lien shall be (A) subordinated to the security interests and liens granted in favor of the Lenders


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pursuant to the Loan Documents (as defined in the Credit Agreement) and by its signature below, the Contributing Obligor hereby agrees that it will not enforce any such security interest or continuing lien until all Loans (as defined in the Credit Agreement) and other Obligations (as defined in the Credit Agreement) have been paid in full in cash, all Letters of Credit (as defined in the Credit Agreement) have been terminated or expired and all Commitments (as defined in the Credit Agreement) have been terminated under the Credit Agreement (PROVIDED that to the extent any distributions on any relevant shares or membership interests are permitted to be made to the holder(s) thereof under the Loan Documents, the Contributing Obligor shall be permitted to enforce its security interest and continuing lien thereon, including, without limitation, diverting distributions thereon to the Contributing Obligor), and (B) suspended for any period in which an Event of Default exists which was Caused by the Contributing Obligor or its Affiliates.

          (b) In connection with the security interests referred to in Section 5(a), the Non-Contributing Obligor hereby irrevocably appoints the Contributing Obligor, and any of the Contributing Obligor's respective agents, officers, or employees, as the Non-Contributing Obligors' attorney(s)-in-fact, with full power to prepare, execute, acknowledge, and deliver, as applicable, all documents, instruments, and/or agreements memorializing and/or securing such loan(s) including, without limitation, such Uniform Commercial Code financing and continuation


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statements, pledge and/or security agreements, mortgages and other security instruments as may be reasonably appropriate to perfect and continue the security interest in favor of the Contributing Obligor to the extent permitted in subclause (A) of the proviso to Section 5(a) and by the Nevada gaming laws.

          6. RIGHT OF SET OFF. The parties agree that the Completion Guaranty Obligors and the Keep Well Obligors shall be entitled to set off any obligation under this Agreement (the "Payment Obligations") (including loans hereunder) from any other Completion Guaranty Obligor or Keep Well Obligor in whole or partial satisfaction of a Payment Obligation they have such other Completion Guaranty Obligor or Keep Well Obligor under this Agreement. Any such set off shall discharge the relevant obligations of such parties to the extent of such set off.

          7. AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or waived only by an amendment or waiver in writing signed by the parties hereto making express reference to this Agreement and expressly stating that it is an amendment or waiver, as the case may be, of this Agreement.

          8. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and, in the event of the dissolution of the Trust, the remaindermen thereof.


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          9.   NO THIRD-PARTY BENEFICIARIES.  This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

          10. DEFINITIONS. In this Agreement (a) "Affiliate" means, with respect to a specified person, any other person who or which is directly or indirectly controlling, controlled by, or under common control with the specified person or any member, stockholder, director, officer, manager, relative or spouse of the specified person; PROVIDED that neither Gaming Holdings nor Aladdin Gaming shall be an Affiliate of Aladdin Gaming Enterprises, Inc., Sommer Enterprises, Aladdin Holdings, the Trust, LCI or LCI Nevada (b) "Caused" means, with respect to a person, that such person has caused an Event of Default by breach or non-performance of a term, provision or covenant of any of the Keep Well Agreement, the Completion Guaranties or the Credit Agreement; PROVIDED that a person shall not be found to have caused an Event of Default as result of such Person's or its Affiliates' control of Gaming Holdings or Aladdin Gaming; (c) "control" means the possession, directly or indirectly, of the power to cause the direction of the management or policies of a person, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have corresponding meanings; and (d) "Event of Default" means (i) an Event of Default under the Credit Agreement; (ii) a


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Specified Event under the Keep Well Agreement or any Completion Guaranty; or
(iii) any breach or default under the Keep Well Agreement or any Completion Guaranty, in each case pursuant to which the Lenders, the Discount Noteholders or the Contingent Guarantor (as the case may be) have exercised rights or remedies under any of the Credit Agreement, the Completions Guaranties or the Keep Well Agreement, but shall exclude any of the forgoing events which only gives rise to a payment by LCI pursuant to Section 13 of the Keep Well Agreement.

          11. NOTICES. All notices provided for in this Agreement shall be deemed to have been given when received and shall be in writing, duly signed by the party giving such notice, and shall be hand delivered, faxed or mailed by registered or certified mail or overnight courier service, as follows:

          (a) if to Aladdin Holdings, the Trust or Sommer Enterprises:

          Aladdin Holdings, LLC
          2810 West Charleston Boulevard
          Suite 58
          Las Vegas, Nevada 89102-1934
          Telephone:  702-870-1234
          Telecopier: 702-870-8733
          Attention of Jack Sommer


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          with a copy to:

               Sigmund Sommer Properties
               280 Park Avenue
               New York, New York 10017
               Telephone:  212-661-0700
               Telecopier: 212-661-0844
               Attention of Ronald Dictrow

               and

               Schreck Morris
               300 South Fourth Street
               Suite 1200
               Las Vegas, Nevada 89101
               Telephone:  702-474-9400
               Telecopier: 702-474-9422
               Attention of Frank A. Schreck, Esq.

               and

               Skadden, Arps, Slate, Meagher & Flom LLP
               919 Third Avenue
               New York, New York  10022
               Telephone:  212-735-3000
               Telecopier: 212-735-2000
               Attention of Wallace L. Schwartz, Esq.

          (b) if to LCI or LCI Nevada:

          London Clubs International, plc
          10 Brick Street
          London W1Y 8HQ, England
          Telephone:  011-44-171-518-0000
          Telecopier: 011-44-171-493-6981
          Attention of Linda M. Lillis


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          with a copy to:

               Ohrenstein & Brown, LLP
               230 Park Avenue
               New York, New York 10169
               Telephone:  212-682-4500
               Telecopier: 212-557-0910
               Attention of Peter J. Kiernan, Esq.

               and

               Lionel, Sawyer & Collins
               300 South 4th Street
               Suite 1700
               Las Vegas, Nevada 89101
               Telephone:  702-383-8888
               Telecopier: 702-383-8845
               Attention of P. Gregory Giordano, Esq.

          12. TERM. This Agreement, as it may be amended, supplemented or otherwise modified from time to time, shall remain in effect until (i) the termination or expiration of each of the Completion Guaranties and the Keep Well Agreement, (ii) termination or expiration of the Completion Guaranty Obligations and the Keep Well Obligations and (iii) the payment in full of all amounts due under the Completion Guaranties and the Keep Well Agreement and hereunder, including, without limitation, any loans hereunder.

          13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.


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          14.  APPLICABLE LAW AND JURISDICTION.  This Agreement and the rights and obligations of the parties hereto shall be interpreted and enforced in accordance with and governed by the laws of the State of Nevada without regard to the conflict laws of that State.

          15. TIMELY NOTICE. The failure of a party to give timely notice hereunder shall not relieve the other party of its obligations hereunder.

          16. COMPLIANCE WITH GAMING LAWS. Notwithstanding any other provision of this Agreement, no shares or other ownership interests in any entity shall be issued or transferred, encumbered or disposed of, and no rights to distributions on any shares or other ownership interests in any entity shall be transferred, encumbered or otherwise disposed of in any manner pursuant to this Agreement except in compliance with the provisions of the Nevada Gaming Control Act (or any successor statute) and the rules or regulations promulgated thereunder.


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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

                            TRUST UNDER ARTICLE SIXTH u/w/o
                            SIGMUND SOMMER



                            By: /s/ Viola Sommer
                              -----------------------------------------------
                              Viola Sommer, as trustee and not individually



                            By: /s/ Jack Sommer
                              -----------------------------------------------
                              Jack Sommer, as trustee and not individually



                            By: /s/ Eugene Landsberg
                              -----------------------------------------------
                              Eugene Landsberg, as trustee and not individually


                            ALADDIN HOLDINGS, LLC
                            By:  Aladdin Management Corporation, its manager



                            By: /s/ Viola Sommer
                              -----------------------------------------------
                            Name:  Viola Sommer
                            Title: President



                            By: /s/ Jack Sommer
                              -----------------------------------------------
                            Name:  Jack Sommer
                            Title: Vice President


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                            SOMMER ENTERPRISES, LLC



                            By: /s/ Jack Sommer
                              -----------------------------------------------
                            Name:  Jack Sommer
                            Title: Manager



                            LONDON CLUBS INTERNATIONAL, P.L.C.



                            By: /s/ Barry Hardy
                              -----------------------------------------------
                            Name:  Barry Hardy
                            Title: Finance Director



                            LONDON CLUBS NEVADA INC.



                            By: /s/ Linda Lillis
                              -----------------------------------------------
                            Name:  Linda Lillis
                            Title: Assistant Secretary


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